EXIBIT 99.1

INVESTMENT AGREEMENT

This Investment Agreement dated as of October 5 2007 by and between DIASYS CORPORATION, a Delaware corporation with a principal place of business at 21 West Main Street, Waterbury, Connecticut 06702 (the "Company"), and MORRIS SILVERMAN, an individual, with an address at MS Management Corp., 790 Estate Drive, Suite 100, Deerfield, IL 60015 (the "Investor").

1.

Purchase of Securities.   Subject to the terms and conditions contained in this Agreement, the Investor agrees to purchase, and the Company agrees to sell, for an aggregate consideration of One Hundred Thousand Dollars ($100,000) to be paid in cash: (i) two million five hundred thousand (2,500,000) shares of the Company’s Common Stock and (ii) a Common Stock Purchase Warrant (the “Warrant”) entitling the holder to purchase four hundred thirty three thousand three hundred thirty three (433,333) shares of Common Stock at One Tenth of a Cent ($.001) per share at any time prior to the fifth anniversary of the date hereof, such Warrant to be in the form of Exhibit A attached hereto.

2.

Investment Support Agreement.  In consideration of the investment being made by the Investor, the Company will enter into and Investment Support Agreement with the Investor in the form attached hereto as Exhibit B.

3.

Unregistered Securities.  The Investor understands that Units, the Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Securities”) are suitable only for sophisticated investors and are being offered and sold under the exemption provided under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder and similar state securities law exemptions for private offerings. The Investor makes the following representations, declarations and warranties with the intent that the same be relied upon in determining his suitability as a shareholder in the Company:

(a)

The Investor is an accredited investor, as that term is defined in Rule 501(a) under the Securities Act, in that he is a natural person and either (i) his individual net worth and that of his spouse on the date hereof exceeds $1,000,000 or (ii) he had an individual income in excess of $200,000 in each of the two most recent years or joint income with his spouse in excess of $300,000 in each of those years and he has a reasonable expectation of reaching the same income level in the current year.

(b)

 He understands: (i) that the Securities have not been registered under the Securities Act, nor pursuant to the provisions of the securities or other laws of any other applicable jurisdictions in reliance on exemptions for private offerings contained in Section 4(2) and 4(6) of the Securities Act, Rule 506 promulgated thereunder and in the laws of such jurisdictions; and (ii)  that the Securities are to be issued in reliance upon such exemptions based upon his representations, warranties and agreements set forth herein.

(c)

 The Investor agrees that the Securities may not be resold pledged or otherwise transferred unless they are registered under such securities laws or unless exemptions from applicable registration requirements are available and that the certificate evidencing his Securities will bear a legend to such effect.

4.

Governing Law.  This Agreement and all transactions, assignments and transfers hereunder and thereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

COMPANY:

DIASYS CORPORATION

By:  /s/ FREDERIC H. NEIKRUG

       Frederic H. Neikrug

       President

INVESTOR:

/s/ MORRIS SILVERMAN

Morris Silverman

EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION IN REASONABLY ACCEPTABLE FORM AND SCOPE TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS OR THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  THE OFFERING OF THIS WARRANT HAS NOT BEEN REVIEWED OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE'S SECURITIES ADMINISTRATOR.  THIS WARRANT IS ALSO SUBJECT TO CERTAIN ADDITIONAL TRANSFER RESTRICTIONS PROVIDED FOR HEREIN.

DIASYS CORPORATION

Common Stock Purchase Warrant

      433,333 Shares

Void after October 5, 2012

1.

Holder's Right to Purchase.

DIASYS CORPORATION, a Delaware corporation (the "Company"), hereby certifies that for value received, MORRIS SILVERMAN or his assigns (the "Holder"), is entitled, subject to the terms and conditions set forth in this Common Stock Purchase Warrant (the "Warrant"), to purchase from the Company up to four hundred thirty three thousand three hundred thirty three (433,333) fully paid and non-assessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock")  at a purchase price of  One Tenth of a Cent ($.001) per share, at any time or from time to time after close of business on October 5, 2007 and before 5:00 p.m., Eastern Time on October 5, 2012.  This right to purchase shares of Common Stock of the Company may be exercised in whole or in part and is further subject to the terms and provisions set forth herein.

2.

Exercise of Warrant.

2.1

Manner of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company at its principal place of business (a) this Warrant, (b) a written notice in substantially the form of the Subscription Notice attached hereto, of the Holder's election to exercise this Warrant, which notice shall specify the number of shares to be purchased (which shall be a whole number of Shares if for less than all the Shares then issuable hereunder), and (c) payment of the Exercise Price with respect to such Shares.  Such payment may be made by cash, certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Interests as to which this Warrant is being exercised.

The Company shall, as promptly as practicable and in any event within seven days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of a share of Common Stock specified in said notice together with cash in lieu of any fractions of a share of Common Stock as provided in Section 2.5. The certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of Warrant Shares, as of the date the aforementioned notice and payment is received by the Company.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall, in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder.  The Company shall pay all expenses, stamp, documentary and similar taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants under this provision.

2.2

 When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which the Company shall have received a completed subscription and payment as hereinabove provided, and at such time the person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 2.1, shall be deemed to have become the Holder of record of such Common Stock.

2.3

Company to Reaffirm Obligations.  The Company will, at the time of exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant; provided that if the Holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

2.4

Shares to Be Fully Paid and Nonassessable

All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if such Common Stock is then listed on the American Stock Exchange or any other national securities exchange (as defined in the Exchange Act) or quoted on NASDAQ, such Common Stock shall, to the extent permitted under the applicable rules of such exchange or NASDAQ), be duly listed or quoted thereon, as the case may be.

2.5

No Fractional Shares Required to Be Issued

The Company shall not be required to issue fractional shares of Common Stock upon exercise of this Warrant.  If any fraction of a share of Common Stock would, but for this Section 2.5, be issuable upon final exercise of this Warrant, in lieu of such fractional share of Common Stock, the Company shall pay to the Holder in cash an amount equal to the same fraction of the Fair Market Value of the Company per share of Common Stock outstanding on the Business Day immediately prior to the date of such exercise.

2.6

Restrictions. This Warrant is issued pursuant to an Investment Agreement, dated as of the date hereof, between the Investor and the Company.  All shares of Common Stock issuable upon exercise of this Warrant shall be subject to the restrictions provided by such Agreement.

3.

Reservation of Stock, Etc.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock issuable upon the exercise of the Warrant.  All shares of Common Stock issued upon the exercise of the Warrant shall be duly authorized, validly issued, fully paid and non-assessable.

4.

Adjustments

4.1

Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc.  In case the Company, after the date hereof, (a) shall effect a capital reorganization or reclassification of any or all of its capital stock, or (b) shall consolidate with or merge into any other organization, company, corporation, partnership, trust, business organization, individual, or group of individuals (a "Person") and shall not be the continuing or surviving corporation of such consolidation or merger, or (c) shall permit any other Person to consolidate with or merge into the Company, and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or the securities or property of any other Person, or (d) shall transfer all or substantially all of its properties and assets to any other Person; then proper provision shall be made so that the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive the stock and other securities and property to which such Holder would have been entitled to, as if such Holder had so exercised this Warrant immediately prior to the consummation of any such transaction.

4.2

Adjustments for Stock Dividends; Combinations.  In the event that the Company, at any time or from time to time hereafter, shall (i) declare or pay any dividend on its capital stock payable in Common Stock; (ii) effect a subdivision of its outstanding shares into a greater number of shares of Common Stock or any equity securities convertible into Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock); or (iii) combine or consolidate its outstanding shares of Common Stock, by reclassification or otherwise, into a lesser number of shares of Common Stock, then, upon the exercise hereof, at any time after the occurrence of any event described above, the Holder shall be entitled to receive the Common Stock to which such Holder would have been entitled if such Holder had exercised this Warrant immediately prior to the occurrence of such event.

5.

No Impairment. The Company will not, by any means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the foregoing, the Company (a) will not permit the par value, if any, of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefore upon such exercise, (b) will take such action as may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) will not (i) transfer all or substantially all of its assets to any other Person, or (ii) consolidate with or merge into any other Person where the Company is not the surviving Person, unless the other Person acquiring such properties and assets or surviving after such consolidation or merger shall expressly assume in writing all the terms of this Warrant.

6.

Transfer Without Registration.  Neither this Warrant nor the shares of Common Stock issuable hereunder have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws.  Until such time, if any, as such shares shall have been so registered neither this Warrant nor any shares of Common Stock issued upon the exercise of this Warrant shall be transferred, sold or assigned, except upon delivery of (a) an opinion (in form and substance satisfactory to the Company) of counsel satisfactory to the Company to the effect that such registration is not required or (b) such information as, in the reasonable opinion of the Company, is necessary in order to establish that such transfer may be made without registration.  Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the 1933 Act, shall bear a legend to such effect. Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the 1933 Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate (who may be an employee of such Holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

7.

Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant or any Subsequent Warrant, and receipt of an indemnity reasonably satisfactory to the Company, the Company at its expense, will execute and deliver a new Warrant of like tenor.

8.

Remedies.  The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof.

9

Ownership of Warrant.  Until this Warrant or any Subsequent Warrant is transferred on the books of the Company, the Company may treat the person in whose name such Warrant is issued as the absolute owner hereof for all purposes notwithstanding any notice to the contrary, except that if and when this Warrant or any Subsequent Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner of such Warrant for all purposes, notwithstanding any notice to the contrary.  The Warrant, if properly assigned, may be exercised by a new Holder without first having a new Warrant issued.

10.

Notices, Etc.  All Notices and other communications of the Company to the Holder of this Warrant shall be mailed by first-class, registered mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last known Holder of this Warrant.

11.  Miscellaneous.  All of the terms and conditions hereof shall be binding upon and inure to the benefit of any Holder of this Warrant or any Subsequent Warrant.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought.  This Warrant is being delivered in the State of Connecticut and shall be construed and enforced in accordance with and governed by the laws of such State.  The headings in this Warrant are for purposed of reference only and shall not limit or otherwise affect the meaning hereof.

12.  Expiration.  The right to exercise this Warrant shall expire at 5:00 p.m., Eastern Time, on October 5, 2012.

DIASYS CORPORATION

By:  __________________________________

       Fredric H. Neikrug, President

FORM OF SUBSCRIPTION

[To Be Signed Only Upon Exercise of Warrant]

To: DiaSys Corporation

      21 West Main Street

      Waterbury, CT  06702

The undersigned, the Holder of the within Warrant, hereby irrevocable elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,      ____    shares of Common Stock of DiaSys Corporation and herewith makes payment of $_________________ therefore, and requests that the certificate for such shares be issued in the name of, and delivered to, Morris Silverman at the address stated below.

Dated: ________________

_________________________________

 (Signature must conform in all

 respects to name of Holder as

 specified on the face of the Warrant)

Address

___________________________________

___________________________________

___________________________________

Social Security Number

____________________________________

EXHIBIT B

INVESTMENT SUPPORT AGREEMENT

This Investment Support Agreement dated as of October 5, 2007 by and between DIASYS CORPORATION, a Delaware corporation with a principal place of business at 21 West Main Street, Waterbury, Connecticut 06702 (the "Company"), and MORRIS SILVERMAN, an individual, with an address at MS Management Corp., 790 Estate Drive, Suite 100, Deerfield, IL 60015 (the "Investor").

Inconsideration of the investment being made by the Investor pursuant to the Investment Agreement between the parties being entered into concurrently herewith, the Company agrees that it will pay to the Investor the sum of Six Hundred Sixty Seven Dollars ($667) per month for a period of 12 months, commencing November1, 2007 and continuing on the first day of each month through October 1, 2008.

As collateral security for the obligations of the Company hereunder, the Company hereby grants to the Investor a first lien and security interest in all of the assets of the Company.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

COMPANY:

DIASYS CORPORATION

By:  _____________________

Frederic H. Neikrug, President

 INVESTOR:

___________________________

Morris Silverman